UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☐ Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

TEGNA INC.

(Exact name of registrant as specified in its charter)

STANDARD GENERAL L.P.
STANDARD GENERAL MASTER FUND L.P.
SOOHYUNG KIM
COLLEEN B. BROWN
CARLOS P. SALAS

ELIZABETH A. TUMULTY
STEPHEN USHER
DAVID GLAZEK

DANIEL MALMAN
AMIT THAKRAR

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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Standard General L.P. (“Standard General”), together with the other participants named herein, on April 1, 2021, filed a definitive proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of its slate of director nominees at the 2021 annual meeting of shareholders of TEGNA.

This filing contains screenshots, filed herewith as Exhibit 1, from the website launched by Standard General on April 12, 2021 to communicate with the shareholders of TEGNA Inc. (the “Company”). The website address is www.TomorrowsTEGNA.com. The website contains additional materials in addition to those previously filed.

Forward-looking Statements

All statements contained in this communication that are not clearly historical in nature or that necessarily depend on future events are "forward-looking statements," which are not guarantees of future performance or results, and the words "anticipate," "believe," "expect," "potential," "could," "opportunity," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained in this communication that are not historical facts are based on current expectations, speak only as of the date of this communication and involve risks that may cause the actual results to be materially different. In light of the significant uncertainties inherent in the forward-looking statements, the inclusion of such information should not be regarded as a representation as to future results. Standard General L.P. disclaims any obligation to update the information herein except as may be required by law and reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. Standard General L.P. has not sought or obtained consent from any third party to use any statements or information indicated herein as having been obtained or derived from statements made or published by third parties.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Standard General L.P., together with the other participants named therein, has filed a definitive proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission ("SEC") to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2021 annual meeting of shareholders of TEGNA Inc., a Delaware corporation (the "Company").

STANDARD GENERAL STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR: OKAPI PARTNERS LLC, BRUCE GOLDFARB / JASON ALEXANDER / PAT MCHUGH, 212-297-0720, INFO@OKAPIPARTNERS.COM

EXHIBIT 1:

Screenshots from www.TomorrowsTEGNA.com

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What Is This Vote For?

How Do You Vote?

Who Are The Nominees?

Standard General and its three diverse, highly qualified and independent nominees for TEGNA's Board are committed to creating value for all TEGNA shareholders.

We believe TEGNA should be the premier pure-play local affiliate broadcasting company, and that fundamental changes in TEGNA's strategy, business operations and governance are critical to transform TEGNA from a perennial underachiever to a top-tier operator.

For Tomorrow's TEGNA

Our Nominees.

Join us in demanding fundamental change at TEGNA by voting for Standard General's highly qualified nominees.

Colleen Brown
Former President and CEO
Fisher Communications, Inc.

Carlos Salas
Chairman of the Board of Directors of
Commerce Home Mortgage

Elizabeth Tumulty
Former President of Affiliate Relations
for CBS Television Network

View Shareholder Presentation

View Letters to Shareholders

View Proxy Statement

Investor Contacts

Okapi Partners
Bruce Goldfarb / Jason Alexander / Pat McHugh
info@okapipartners.com
(212) 297-0720

Media Contact

media@standgen.com

TOMORROW'S TEGNA

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What Is This Vote For?

Given Standard General's substantial investment in TEGNA, our expertise in the broadcasting industry, and our focus on driving value for all TEGNA shareholders, we strongly believe that TEGNA shareholders would benefit from having Standard General's three diverse, highly qualified and independent nominees on the TEGNA board.

TEGNA's upcoming annual meeting on May 7, 2021 provides shareholders the opportunity to bring new and independent perspectives to TEGNA's Board, which has presided over numerous strategic missteps and sustained underperformance for a number of years.

We believe that replacing three of TEGNA's 12 current directors with our diverse, highly qualified, and independent nominees will advance change that is urgently needed and benefits all shareholders. Our director nominees are committed to rigorous oversight of TEGNA's management, operations and business strategy. The addition of our nominees will also provide TEGNA with a board that much better reflects the diversity of its audience.

Investor Contacts

Okapi Partners
Bruce Goldfarb / Jason Alexander / Pat McHugh
info@okapipartners.com
(212) 297-0720

Media Contact

media@standgen.com

TOMORROW'S TEGNA

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How To Vote

The 2021 TEGNA Annual Meeting on Friday, May 7, 2021. Voting Your Shares is Easy and Can be Done Online.

PLEASE VOTE THE WHITE PROXY CARD TODAY

If you are able to vote online, we strongly encourage it.

This is quick and ensures your vote FOR Standard General's nominees and Board change is received by the fast approaching deadline.

Simply visit www.proxyvote.com, reference the Control Number on your WHITE proxy card, and follow the prompts to submit your vote.

If you have questions about the voting process or need assistance casting your vote, please call our proxy solicitor at +1-855-208-8902 or email info@okapipartners.com.

You can vote your shares for Standard General's nominees by using the WHITE proxy card. Simply discard any gold proxy cards you receive. If you have previously submitted a gold proxy card, you can revoke it by using the WHITE proxy card. **Only the latest validly executed proxy that you submit will be counted.**

Vote Online

Visit www.proxyvote.com and follow the simple instructions provided.

Vote by Phone

Call the number listed on your proxy card and follow the simple instructions provided.

Questions

If you have questions about the voting process or need assistance casting your vote, please call our proxy solicitor at +1-855-208-8902 or email info@okapipartners.com

YOUR VOTE IS IMPORTANT

YOU HAVE AN OPPORTUNITY TO DEMAND MORE FROM YOUR BOARD AND PROTECT YOUR INVESTMENT BY VOTING THE WHITE PROXY CARD TODAY "FOR" STANDARD GENERAL'S EXCEPTIONAL NOMINEES

Investor Contacts

Okapi Partners
Bruce Goldfarb / Jason Alexander / Pat McHugh
info@okapipartners.com
(212) 297-0720

Media Contact

media@standgen.com

TOMORROW'S TEGNA

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Our Nominees

Replacing three of TEGNA's 12 current directors with our diverse, highly qualified, and independent nominees will promote the necessary changes TEGNA needs to become a true industry leader, and benefit all shareholders.

Colleen Brown
Former President and CEO
Fisher Communications, Inc.

Carlos Salas
Chairman of the Board of Directors of
Commerce Home Mortgage

Elizabeth Tumulty
Former President of Affiliate Relations
for CBS Television Network

Shareholder Information

View Shareholder Presentation

View Letters to Shareholders

View Proxy Statement

Standard General has carefully constructed an elite slate of nominees.

Unlike the current TEGNA Board, our nominees have extensive experience in strategic planning, broadcast, operations, finance, technology, investments, and have all served on boards of other public companies. Collectively, they have decades of experience as CEOs, Presidents, EVPs, and SVPs, as leaders of large organizations where having the right strategy is key.

Our nominees are committed to rigorous oversight of TEGNA's management, operations and business strategy. Importantly, with the addition of our nominees, TEGNA's Board would much better reflect the racial and gender diversity of its audience.

The upcoming annual meeting provides shareholders the opportunity to bring new and independent perspectives to TEGNA's Board. Our nominees are committed to making a difference, and to bringing fundamental change to the company, striving to make TEGNA an industry leader.

Investor Contacts

Okapi Partners
Bruce Goldfarb / Jason Alexander / Pat McHugh
info@okapipartners.com
(212) 297-0720

Media Contact

media@standgen.com

TOMORROW'S TEGNA

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Elizabeth Tumulty

Former President of Affiliate Relations for CBS Television Network

As a director, Ms. Tumulty will bring extensive experience working in television and broadcasting.

Currently serves as a board director and is a member of the National Association of Corporate Directors, Ms. Tumulty is also a member of the Committee of 200 (an organization of women business leaders where she sits on C200's Mentoring Council), and a frequent speaker regarding the importance of women in leadership including speaking engagements at Davos during the World Economic Forum on a panel of most powerful women. She also served as President of Affiliate Relations for CBS Television Network from 2013 to 2016. Prior to her role at CBS, from 2006 to 2013, Ms. Tumulty was EVP Distribution and Affiliate Relations and part of the five member executive team successfully launching the CW Network, where her division grew to include Affiliate Marketing & the CW Plus Network, a 24/7 digital network. In 2011, Ms. Tumulty was elected as the only woman on the board of directors of the National Association of Television Programming Executives (NATPE) where she served for five years. From 2000 to 2006, and concurrent to launching CW Network, Ms. Tumulty served as the first female Senior VP of Affiliate Relations and Communications for The WB Network. In 2006, she was recognized among the next wave of women in Broadcasting & Cable Magazine's annual spotlight on young TV professionals. In 2004, Warner Bros. selected her as its representative to Time Warner's Leadership Program for promising young executives. Ms. Tumulty attended Western Illinois University studying Mass Communications & Broadcast Engineering. As a director, she will bring extensive operational, broadcast and specific public media company operational experience to the Board.

Back To Nominees

Investor Contacts

Okapi Partners
Bruce Goldfarb / Jason Alexander / Pat McHugh
info@okapipartners.com
(212) 297-0720

Media Contact

media@standgen.com

TOMORROW'S TEGNA

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Carlos Salas

Chairman of the Board of Directors of Commerce Home Mortgage

As a director, Mr. Salas will bring significant strategic planning and investment experience.

From 2012 to 2019, Carlos Salas served as Chief Executive Officer and President of COR Clearing LLC (now AxosClearing LLC, a subsidiary of Axos Financial Inc. (NYSE: AX)), a securities clearing firm serving FINRA-member broker-dealers. During this period, in 2016 and 2017, Mr. Salas also served as Chief of Staff of Banc of California, Inc. (NYSE: BANC). From 2004 to 2012, Mr. Salas served on the Board of Directors of Williams Controls, Inc. (NYSE: WMCO) where he served as the Chairman of the Governance and Nominating Committee and a member of the Audit and Compensation Committees. He also served on the Board of Directors of Tengasco Inc. (AMEX: TGC) from 2004 to 2011. From 2003 to 2011, he was a member and co-founder of Dolphin Advisors, L.L.C., which managed a private-equity investment fund focused on middle-market opportunities. Before joining Dolphin Advisors, Mr. Salas was an investment banker with Donaldson, Lufkin & Jenrette, Inc. and Credit Suisse First Boston. Mr. Salas received his J.D. from The University of Chicago and his B.A. from New York University. As a director, Mr. Salas will bring substantial strategic planning and investment experience to the Board.

Back To Nominees

Investor Contacts

Okapi Partners
Bruce Goldfarb / Jason Alexander / Pat McHugh
info@okapipartners.com
(212) 297-0720

Media Contact

media@standgen.com

TOMORROW'S TEGNA
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Colleen Brown

Former President and CEO
Fisher Communications, Inc.

As a director, Ms. Brown will bring to the Board extensive executive experience in strategic planning, operations, finance, and technology. Her leadership as a public company Chief Executive Officer, as well as a senior officer in two large media companies, will be a valuable resource to the Company.

Colleen B. Brown is the founder of Marca Global, LLC, a marketing technology company. Ms. Brown served as President and Chief Executive Officer of Fisher Communications, Inc. (NASDAQ: FCSI) from 2005 to 2013 and as a director of Fisher Communications, Inc. from 2006 to 2013. She also served as Senior Vice President of Belo Corporation, President of the Television Division of Lee Enterprises, and President and General Manager of various companies at Gannett Co. Inc. Ms. Brown currently serves as a director of Big 5 Sporting Goods Corporation (NASDAQ:BGFV), TrueBlue, Inc. (NYSE:TBI), German-based Spark Networks, and privately held Port Blakely Companies. She has previously served as chairperson of the board of American Apparel, Inc., and on the boards of Career Builder, Classified Ventures, and DataSphere Technologies. In 2017, Ms. Brown was honored as Director of the Year by the Pacific Northwest National Association of Corporate Directors (NACD). Ms. Brown was inducted in 2014 to the GAMCO Management Hall of Fame. Ms. Brown is also a Henry Crown Fellow and member of the Aspen Leadership Institute. Ms. Brown holds a B.S. from the University of Dubuque and M.B.A. from the University of Colorado. As a director, Ms. Brown will bring to the Board extensive executive experience in strategic planning, operations, finance, and technology. Her leadership as a public company Chief Executive Officer, as well as a senior officer in two large media companies, will be a valuable resource to the Company.

Back To Nominees

Investor Contacts

Okapi Partners
Bruce Goldfarb / Jason Alexander / Pat McHugh
info@okapipartners.com
(212) 297-0720

Media Contact

media@standgen.com

TOMORROW'S TEGNA

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Overview of Standard General L.P.

Standard General L.P. is an SEC-registered investment advisor managing event-driven opportunity funds with significant experience in the local TV broadcasting space.

Standard General was founded in 2007 and primarily manages capital for public and private pension funds, endowments, foundations, and high net-worth individuals.

Standard General's extensive experience in local television broadcasting includes investments in: Media General, a former publicly-traded broadcasting company now part of Nexstar Media Group; Standard Media Group, an innovative and diverse media company committed to high-quality local news; and MediaCo Holding, a diversified media holding company that invests in two local radio stations.

Standard General invested in TEGNA because of our conviction that TEGNA should be the premier pure-play local broadcasting company. Given the quality of its assets, TEGNA should be delivering best-in-class performance and commensurate shareholder returns. Instead, TEGNA has consistently underperformed its closest pure-play local affiliate broadcasting peers.

Standard General has been the largest active investor in Tegna since 2019.

We own approximately 10.7x as many shares as the current TEGNA Board and management combined. Our interests are directly aligned with yours.

We have an excellent track record of endorsing and executing corporate actions that create value and benefit all shareholders and a history of delivering profitable outcomes in similarly situated local TV broadcasting companies.

We believe that replacing three of TEGNA's 12 current directors with our diverse, highly qualified, and independent nominees will advance change that is urgently needed and benefits all shareholders. Our director nominees are committed to rigorous oversight of TEGNA's management, operations and business strategy. The addition of our nominees will also provide TEGNA with a board that much better reflects the diversity of its audience.

The addition of our nominees is a critical first step to ensure that TEGNA is on the right path to maximize value for all shareholders. Join us in demanding real change at TEGNA by voting for Standard General's immensely qualified nominees. For more information on how to vote, please click here.

Investor Contacts

Okapi Partners
Bruce Goldfarb / Jason Alexander / Pat McHugh
info@okapipartners.com
(212) 297-0720

Media Contact

media@standgen.com

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TOMORROW'S TEGNA
HOW TO VOTE
SHAREHOLDER MATERIALS
OUR NOMINEES
ABOUT STANDARD GENERAL

Shareholder Materials

Standard General invested in TEGNA because we believe it owns the most strategic set of local broadcasting assets that, when operated correctly, can be enormously profitable and create significant value for shareholders.

However, since becoming a pure-play broadcaster, TEGNA has drastically underperformed its peers, levering its balance sheet and making acquisitions at premium prices, while the Board has seemingly squandered the opportunity to engage with numerous strategic buyers that have reportedly expressed interested in acquiring the Company at a substantial premium.

View Shareholder Presentation

View Letters to Shareholders

View Proxy Statement

The premier pure-play local affiliate broadcasting company

We believe TEGNA should be the premier pure-play local affiliate broadcasting company, and that fundamental changes in TEGNA's strategy, business operations and governance are critical to transform TEGNA from a perennial underachiever to an innovative, top tier operator.

Investor Contacts

Okapi Partners
Bruce Goldfarb / Jason Alexander / Pat McHugh
info@okapipartners.com
(212) 297-0720

Media Contact

media@standgen.com

TOMORROW'S TEGNA

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Letters to Shareholders

4/1/21

Letter to Shareholders Calling for Change Within the Company, Urging Shareholders to Vote on the WHITE Proxy Card

Investor Contacts

Okapi Partners
Bruce Goldfarb / Jason Alexander / Pat McHugh
info@okapipartners.com
(212) 297-0720

Media Contact

media@standgen.com

TOMORROW'S TEGNA

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Disclaimer

The views expressed in the materials on this website represent the opinions of Standard General L.P. ("Standard General"), which beneficially owns shares of common stock of TEGNA Inc. ("TEGNA") and are based on publicly available information with regard to TEGNA. Standard General reserves the right to change any of its opinions expressed herein at any time as it deems appropriate and disclaims any obligation to notify the market or any other party of any such changes, except as may be required by law. Standard General disclaims any obligation to update the information or opinions contained on this website, except as may be required by law.

The materials on this website are provided merely as information and are not intended to be, nor should they be construed as, an offer to sell or a solicitation of an offer to buy any security. These materials do not recommend the purchase or sale of any security.

Although Standard General believes the statements made by it in materials on this website are substantially accurate in all material respects and do not omit material facts necessary to make those statements not misleading, except as may be required by law, Standard General makes no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes with respect to TEGNA or any other companies mentioned. TEGNA shareholders and others should conduct their own independent investigation and analysis of those statements and communications and of TEGNA and any other companies to which those statements or communications may be relevant.

This website may contain links to articles, videos and/or other materials (collectively, "Media"). The views and opinions expressed in such Media are those of the authors or speakers referenced or quoted in such Media and, unless specifically noted otherwise, do not necessarily represent the opinion of Standard General.

Standard General has not sought or obtained consent from any third parties to use any statements, views or opinions of third parties presented in materials on this website (including in any Media). Any such statements, views or opinions should not be viewed as indicating the support of such third parties for the opinions of Standard General expressed in materials on this website.

In addition, certain financial projections and statements presented in materials on this website have been derived or obtained from filings made by third parties with the Securities and Exchange Commission ("SEC"), or other regulatory authorities and from other third party reports. Except as may be required by law, Standard General makes no representation or warranty, express or implied, as to the accuracy or completeness of any financial projections, statements, views or opinions of third parties presented in materials on this website (including in any Media) or derived or obtained from filings made by third parties with the SEC or other regulatory authorities and from other third party reports.

Cautionary Statement Regarding Forward Looking Statements

The materials on this website contain forward looking statements All materials contained on this website that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words "anticipate," "believe," "expect," "potential," "opportunity," "estimate," "plan" and similar expressions are generally intended to identify forward looking statements. The projected results and statements contained in materials on this website that are not historical facts are based on current expectations, speak only as of the date of those materials and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different than from any future results, performance or achievements expressed or implied by such projected results or statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, regulatory, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Standard General or any other person. Although Standard General believes that the assumptions underlying the projected results or forward looking statements presented by it in materials on this website are reasonable as of the date of those materials, any of the assumptions could be inaccurate and, therefore, there can be no assurance that the projected results or forward looking statements included in materials on this website will prove to be accurate. In light of the significant uncertainties inherent in the projected results and forward looking statements included in materials on this website, the inclusion of such information should not be regarded as a representation as to future results or that the objectives or strategic initiatives expressed or implied by such projected results and forward looking statements will be achieved. Standard General does not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward looking statements included in materials on this website to reflect events or circumstances after the date of such materials or to reflect anticipated or unanticipated events.

There is no assurance or guarantee with respect to the prices at which the shares of common stock of TEGNA will trade, and such shares may not trade at prices that may be implied by materials on this website.

Additional Information

On April 1, 2021, Standard General, together with the other participants named therein, has filed a definitive proxy statement and accompanying WHITE proxy card with the SEC to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2021 annual meeting of shareholders of TEGNA. The identity of the participants in Standard General's solicitation and a description of their direct or indirect interests in the solicitation can be found in the definitive proxy statement.

This website may employ cookies. The publicly accessible areas of this website do not automatically gather any personal information, and such information will not be collected unless information such as your name, phone number or e-mail address is provided voluntarily. We reserve the right to gather non-personal information and perform statistical analysis of user behavior and patterns on this website.

Investor Contacts

Okapi Partners
Bruce Goldfarb / Jason Alexander / Pat McHugh
info@okapipartners.com
(212) 297-0720

Media Contact

media@standgen.com

TOMORROW'S TEGNA

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